===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              VAALCO ENERGY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                              VAALCO ENERGY, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD WEDNESDAY, JUNE 7, 2000

          Notice is hereby given that the Annual Meeting of the Stockholders of VAALCO Energy, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, June 7, 2000 at 10:00 a.m. at the headquarters of the Company, 4600 Post Oak Place, Suite 309, Houston, Texas 77027, for the following purposes:

     (1)  To elect a Board of Directors as follows:

          (a) The holders of Common Stock will elect one Class II director to hold office for the ensuing three years; and

          (b) The holders of Convertible Preferred Stock, Series A, will elect one Class II director to hold office for the ensuing three years.

     (2) To ratify the appointment of Deloitte & Touche as the independent public accountants to audit the Company's accounts for the fiscal year ended December 31, 2000.

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The holders of record of Common Stock and Convertible Preferred Stock, Series A, of the Company at the close of business on April 14, 2000 will be entitled to notice of and to vote at the annual meeting.

                                   By Order of the Board of Directors,


                                   /s/ Gayla M. Cutrer
                                   -----------------------------
                                   Gayla M. Cutrer
                                   Secretary



April 28, 2000



                                   IMPORTANT

          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. IF YOU ATTEND THE MEETING YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                              VAALCO ENERGY, INC.

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD WEDNESDAY, JUNE 7, 2000

          This Proxy Statement is furnished to the record holders of common stock, par value $0.10 per share ("Common Stock") and Convertible Preferred Stock, Series A, par value $10.00 per share ("Preferred Stock") of VAALCO Energy, Inc. (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting ("Meeting") of stockholders to be held on Wednesday, June 7, 2000 at 10:00 a.m. at the headquarters of the Company, 4600 Post Oak Place, Suite 309, Houston, Texas 77027, and any adjournment thereof.

MATTERS TO BE CONSIDERED AT THE MEETING

          Unless otherwise indicated, proxies in the form enclosed that are properly executed, duly returned and not revoked will be voted in favor of:

     (1) the election of the Class II director nominees to the Board of Directors named herein; and

     (2) the ratification of the appointment of Deloitte & Touche as the independent public accountants to audit the Company's accounts for the fiscal year ended December 31, 2000.

     The Board of Directors is not presently aware of other proposals that may be brought before the Meeting. In the event other proposals are brought before the Meeting, the persons named in the enclosed proxy will vote in accordance with what they consider to be in the best interests of the Company and its stockholders.

VOTING AND REVOCABILITY OF PROXIES

     Proxies in the form enclosed, properly executed by stockholders and received in time for the Meeting, will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted FOR the nominees for election of directors as listed herein and FOR ratification of Deloitte & Touche as the independent public accountants to audit the Company's accounts for the fiscal year ending December 31, 2000. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire. Any proxy may be revoked at any time before it is exercised by delivering written notice of revocation to the Company at or prior to the Meeting, by duly executing a proxy bearing a later date or by voting in person at the Meeting. The mailing address of the Company's principal executive offices is 4600 Post Oak Place, Suite 309, Houston, Texas 77027 (Tel. No. 713/623-0801). This Proxy Statement is being mailed on or about April 28, 2000 to holders of record of Common Stock and Preferred Stock at the close of business on April 14, 2000 (the "Record Date").

VOTING AND QUORUM REQUIREMENTS

     At the close of business on the Record Date, there were outstanding and entitled to vote 20,744,569 shares of Common Stock and 10,000 shares of Preferred Stock. A complete list of all stockholders entitled to vote at the Meeting will be open for examination by any stockholder during normal business hours for a period of ten days prior to the Meeting at the Company headquarters.

     The holder of the Preferred Stock has the right to vote as class with the holders of Common Stock on all matters submitted to a vote of the holders of the Common Stock on an "as converted basis." Accordingly, with respect to all matters to come before the Meeting other than the election of the Preferred Stock Nominee (as defined below), each share of Common Stock entitles the holder to one vote, and each share of Preferred Stock entitles the holder to 2,750 votes so that, as of the Record Date, the total number of shares of Common Stock deemed outstanding and entitled to vote at the Meeting is 48,245,569. In addition, the Certificate of Incorporation of the Company provides that one director in each class of directors shall be a designee (a "Preferred Stock Nominee") of the holders of the Preferred Stock. Accordingly, the holder of the Preferred Stock, voting separately as a class, is entitled to vote for a Preferred Stock Nominee. With respect to the election of a Preferred Stock Nominee, each share of Preferred Stock entitles the holder to one vote. All holders of record of Common Stock or Preferred Stock on the Record Date shall be entitled to vote at the Meeting.

     Regarding the election of directors, the enclosed form of proxy provides a means for stockholders to vote FOR the nominees as directed therein, to withhold authority to vote for one or more of the applicable nominees or to withhold authority to vote for all of the applicable nominees. With respect to other proposals to be voted upon, stockholders may vote in favor of a proposal, against a proposal, or may abstain from voting. Unless a holder of Common Stock or Preferred Stock who withholds authority votes in person at the meeting or votes by means of another proxy, the withholding of authority will have no effect upon the election of those directors for whom authority to vote is withheld because the Company's By-laws provide that directors are elected by a plurality of the votes cast. Abstentions and broker non-votes have no effect on determinations of plurality except to the extent that they effect the total vote received by any particulate candidate.

     The affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock and, on an as converted basis, the Preferred Stock, voting together as a class present or represented and entitled to vote at the Meeting is required for the ratification of the appointment of auditors for the current fiscal year. With respect to the ratification of the appointment of auditors, abstaining shares will be considered present at the Meeting for this matter so that the effect of abstentions will be the equivalent of a "no" vote. With respect to broker non-votes, the shares will not be considered present at the Meeting for this matter so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

     The holders of a majority of the issued and outstanding Common Stock together with, on an as converted basis, the issued and outstanding Preferred Stock, entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum for purposes of the Common Stock. The presence in person or by proxy of the holders of record of one-third of the total number of shares of Preferred Stock then outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum of holders of Preferred Stock. Broker non-votes and abstentions count towards the establishment of a quorum.
At the Meeting or at any adjournment thereof, the absence of a quorum of the holders of shares of Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of shares of Preferred Stock, and the absence of a quorum of the holders of shares of the Common Stock shall not prevent the election of directors to be elected by the holders of shares of Preferred Stock.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          STOCKHOLDERS AND MANAGEMENT

          The following table sets forth information with respect to the ownership of shares of Common Stock and Preferred Stock as of April 1, 2000, by
(i) each director and each executive officer of the Company, (ii) all executive officers and directors of the Company as a group and (iii) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock or Preferred Stock. To the Company's knowledge, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them, except as otherwise stated. The address for each director and beneficial owner of more than 5% of the outstanding shares of Common Stock is 4600 Post Oak Place, Suite 309, Houston, Texas 77027, unless otherwise indicated below or in the footnotes.

                                                               COMMON STOCK                                DEFERRED STOCK
                                    ------------------------------------------------------------- --------------------------------
                                                                                        PERCENT UPON
                                                                                        CONVERSION OF
                                                                  PERCENT OF              PREFERRED                      PERCENT OF
     NAME OF BENEFICIAL OWNER                 AMOUNT                CLASS                  STOCK          AMOUNT           CLASS
 ----------------------------------        --------------         ------------         --------------    ---------     ----------
DIRECTORS:

Robert L. Gerry III.................       2,010,000  (1)             9.2%                  4.1%            --             --
Virgil A. Walston, Jr...............       3,300,082  (2)            15.9%                  6.8%            --             --
W. Russell Scheirman................       1,025,000  (3)             4.7%                  2.1%            --             --
Arne R. Nielsen.....................           1,000                 --                    --               --             --
Lawrence L. Tucker..................      31,263,441  (4)            64.8%                 64.8%         10,000  (4)       100%
T. Michael Long.....................      31,263,441  (4)            64.8%                 64.8%         10,000  (4)       100%
Walter W. Grist.....................             --                  --                    --               --              --

COMMON STOCK OWNED BY ALL DIRECTORS
  AND EXECUTIVE OFFICERS AS A GROUP
  (7 PERSONS)......................       37,588,523  (5)            74.8%                 74.8%         10,000            100%

5% STOCKHOLDERS:

Dorothy J. Alcorn...................       2,384,332  (6)            11.5%                  4.9%            --              --
      26 Meadow View
      Victoria, TX 77904

The 1818 Fund II, L.P...............      31,263,441  (7)            64.8%                 64.8%         10,000            100%
 c/o Brown Brothers
 Harriman & Co.
 Fifty-Nine Wall Street
 New York, New York  10005

Metropolitan Life Insurance
Company.............................       1,500,000  (8)             7.2%                  3.1%            --              --
 One Madison Avenue
 New York, New York  10010

State Street Research &
Management Company..................       1,500,000  (8)             7.2%                  3.1%            --              --
 One Financial Center
 Thirtieth Floor
 Boston, MA  02111-2690
------------------------------------

(1) Includes 1,000,000 shares that may be acquired within sixty days upon the exercise of options and 1,000,000 shares held in a trust of which Mr. Gerry is a trustee and beneficiary.

(2) Excludes 148,700 shares of Common Stock owned by Mr. Walston's sons in which Mr. Walston disclaims beneficial ownership. Also includes 177,500 shares of Common Stock owned by V.A. Walston & Associates, Inc.

(3) Represents 1,025,000 shares that may be acquired within sixty days upon the exercise of options.

(4) Includes 27,500,000 shares issuable upon conversion of Preferred Stock. Mr. Tucker and Mr. Long are each deemed to beneficially own the shares of Common Stock and Preferred Stock held by The 1818 Fund II, L.P. (the "Fund"). See note (7) below.

(5) Includes 2,025,000 shares of Common Stock subject to options exercisable within 60 days and 27,500,000 shares of Common Stock issuable upon conversion of Preferred Stock.

(6) Includes 177,500 shares of Common Stock held by Alcorn Production Company, a company controlled by Mrs. Alcorn.

(7) Includes 27,500,000 shares issuable upon conversion of the Preferred Stock. The sole general partner of the Fund is Brown Brothers Harriman & Co., a New York limited partnership ("BBH&C"). By virtue of BBH&C's relationship with the Fund, BBH&C may be deemed to beneficially own 31,263,441 shares of Common Stock and 10,000 shares of Preferred Stock. Lawrence L. Tucker and
     T. Michael Long are general partners of BBH&C. By virtue of a resolution adopted by BBH&C designating Messrs. Tucker and Long, or either of them, as the sole and exclusive partners of BBH&C having voting power (including the power to vote or to direct the voting) and investment power (including the power to dispose or to direct the disposition) with respect to the securities of the Company, each of Messrs. Long and Tucker may be deemed to beneficially own 31,263,441 shares of Common Stock and 10,000 shares of Preferred Stock. The address of BBH&C, Mr. Long and Mr. Tucker is 59 Wall Street, New York, New York 10005. The preceding information is based on a
     Schedule 13D/A filed May 29, 1998, by the Fund, BBH&C and Messrs. Long and Tucker.

(8) Based on a Schedule 13G, filed February 7, 2000, by State Street Research & Management Company, Inc. ("State Street"), an investment adviser registered under Section 203 of the Investment Advisers Act and a Schedule 13G/A, filed on February 9, 1999, by Metropolitan Life Insurance Company, an affiliate of State Street, which states that all 1,500,000 shares were acquired by State Street for the benefit of separate account customers.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Company's Restated Certificate of Incorporation, the Board of Directors is divided into three classes that are elected for staggered three-year terms and hold office until their successors are duly elected and qualified. The term of the Class I directors, currently comprised of Messrs. Nielsen, Scheirman and Tucker, expire in 2002. The term of the Class II directors, currently comprised of Messrs. Walston and Long, will expire at the Meeting. The term of the Class III directors, currently comprised of Messrs. Gerry and Grist, will expire at the 2001 annual meeting of stockholders.

     The Class II nominee for election at the Meeting, other than the Preferred Stock Nominee, is Mr. Walston. This nominee will be elected by both the holders of the Common Stock and, on an as converted basis, the owner of the Preferred Stock. The holders of the Common Stock and the Preferred Stock will vote together as a class.

     The Company's Certificate of Designation, pursuant to which the Preferred Stock was issued on April 21, 1998, provides that the holders of the Preferred Stock have the right to appoint three directors to the Company's Board of Directors, voting together as a class. Messrs. Tucker, Long and Grist were elected as directors by the holders of the Preferred Stock as Class I, Class II and Class III directors, respectively. Each director elected by the holders of shares of Preferred Stock shall, unless his or her term shall expire earlier in accordance with the provisions thereof, hold office until the annual meeting of stockholders at which directors of the class to which he has been elected stand for election or until his successor, if any, is elected and qualified. Mr. Long, whose term expires at the Meeting, has been nominated as the Class II Preferred Stock Nominee (together, with Mr. Walston, the "Nominees").

     If any director elected by the holders of Preferred Stock shall cease to serve as a director before his or her term shall expire (except by reason of the termination of the voting rights accorded to the holders of Preferred Stock in accordance with the Certificate of Designation), the holders of the Preferred Stock then outstanding and entitled to vote for such director may, by written consent as provided herein, elect a successor to hold office for the unexpired term of the director whose place shall be vacant. Any director elected by the holders of shares of Preferred Stock voting separately as a single class may be removed from office with or without cause by the vote or written consent of the holders of at least a majority of the outstanding shares of Preferred Stock, at the time of removal.

     It is intended that all shares of Common Stock and Preferred Stock represented by the proxies will be voted for the election of the Nominees, except where authority to vote in the election of directors has been withheld. Should the Nominees become unable or unwilling to serve as directors at the time of the Meeting, the person or persons exercising the proxies will vote for the election of substitute Nominees designated by the Board of Directors, or the Board of Directors may choose to reduce the number of members of the Board of Directors to be elected at the Meeting in order to eliminate the vacancy. The Nominees have consented to be nominated and have expressed their intention to serve if elected. The Board of Directors has no reason to believe that the Nominees will be unable or unwilling to serve if elected. Only the Nominees or substitute Nominees designated by the Board of Directors will be eligible to stand for election as directors at the Meeting. See "Stockholders' Proposals for Next Annual Meeting."

DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information with respect to the Nominees, all current directors and all present executive officers of the Company. Each executive officer has been elected to serve until his successor is duly appointed or elected by the Board of Directors or their earlier removal or resignation from office.

CLASS I DIRECTOR, AGE AND POSITION WITH THE COMPANY                                             COMPANY POSITION SINCE
-----------------------------------------------------------------------------     ------------------------------------------------

Arne R. Nielsen, 73, Director................................................        1989
W. Russell Scheirman, 44, President, Chief Financial
 Officer and Director........................................................        1991
Lawrence L. Tucker, 57, Director.............................................        1998

CLASS II DIRECTOR, AGE AND POSITION WITH THE COMPANY                                            COMPANY POSITION SINCE
-----------------------------------------------------------------------------     ------------------------------------------------

Virgil A. Walston, Jr., 65, Vice Chairman of the Board
 and Chief Operating Officer.................................................        1989
T. Michael Long, 56, Director................................................        1998

CLASS III DIRECTOR, AGE AND POSITION WITH THE COMPANY                                           COMPANY POSITION SINCE
-----------------------------------------------------------------------------     ------------------------------------------------

Robert L. Gerry III, 62, Chairman of the Board and
 Chief Executive Officer.....................................................        1997
Walter W. Grist, 59, Director................................................        1998

  The following is a brief description of the background and principal occupation of each director (including each Nominee) and executive officer:

  Arne R. Nielsen - Mr. Nielsen has been a Director of the Company since March 1989. He is currently the Chairman and Chief Executive Officer of Shiningbank Energy Income Fund, a position he has held since 1996. He served as the Chairman of the Board of Serenpet, Inc. from April 1995 through July 1996, President, Chief Executive Officer and Chairman of the Board of Poco Petroleums Ltd. from January 1992 through May 1994, and President and Chief Executive Officer of Bowtex Energy (Canada) Corporation from July 1990 through January 1992. Mr. Nielsen also served as the Chairman of the Board and Chief Executive Officer of Mobil Oil Canada from April 1986 to January 1989.

  W. Russell Scheirman - Mr. Scheirman has served as the President of the Company since 1992, and as Chief Financial Officer and a Director of the Company since 1991. From 1991 to 1992, Mr. Scheirman was Executive Vice President of the Company. He was an Associate at McKinsey & Company, Inc. from 1989 to 1991, an investment banker with Copeland, Wickersham and Wiley from 1984 to 1989, and a Petroleum Reservoir Engineer for Exxon Company, U.S.A. from 1978 to 1984. Mr. Scheirman holds a B.S. (Summa Cum Laude) and M.S. in Mechanical Engineering from Duke University (1977 and 1978, respectively) and an M.B.A. from California Lutheran University (1984).

  Lawrence C. Tucker - Mr. Tucker is a general partner of Brown Brothers Harriman & Co. ("BBH&CO"), a private banking company, and has been with BBH&Co. for 34 years. Mr. Tucker currently serves as a member of the Steering Committee of BBH&Co. With T. Michael Long, Mr. Tucker is responsible for the corporate finance activities of BBH&CO., including management of the 1818 Funds, private equity investing partnerships with committed capital exceeding $1 billion. Mr. Tucker is a director of MCI WorldCom, Inc., Riverwood International Corporation, National Healthcare Corporation and the MCI WorldCom Venture Fund. Mr. Tucker has a B.S. degree from Georgia Institute of Technology and an MBA from the Wharton School of the University of Pennsylvania.

  Virgil A. Walston, Jr. - Mr. Walston, a co-founder of the Company, has been the Chief Operating Officer and Vice Chairman of the Board of Directors of the Company since 1989. From 1985 to 1989 Mr. Walston was Chief Operating Officer of Alcorn International, Inc., which was acquired by the Company in 1989. Mr. Walston was a Manager-Middle East/Far East Operations for Occidental Petroleum, Inc. from 1983 to 1985. He was a General Manager for Cities East Asia from
1980 to 1983, a Manager of Exploration Operations for Cities Eastern International in 1979, New Ventures Manager for Cities International from 1976 to 1979, an Exploration Manager for Cities Service Indonesia in 1976, Geological Manager for Cities Service Philippines in 1975, Senior Project Manager for Cities Service East Asia in 1974, and a Petroleum Geologist for ESSO Libya and ESSO Eastern from 1963 to 1974. Mr. Walston holds a B.S. in Geology from the University of Texas (1959) and an M.S. in Geology from Texas Tech University
(1963).

  T. Michael Long - Mr. Long is a general partner of BBH&Co. and has been with BBH&Co. for 28 years. With Mr. Tucker, Mr. Long is responsible for the corporate finance activities of BBH&Co., including management of the 1818 Funds, private equity investing partnerships with investments, coinvestments and committed capital exceeding $2 billion. Mr. Long received a B.A. degree from Harvard College in 1965 and he received an MBA from The Harvard University Graduate School of Business in 1971. Mr. Long is a director of Columbia/HCA Healthcare Corporation, Gulf Canada Resources Limited, Gulf Indonesia Resources Limited and Nobel Biocare, AB.

  Robert L. Gerry III - Mr. Gerry has been Chairman of the Board and Chief Executive Officer of the Company since August 1997. Until August 1997, Mr. Gerry was Vice-Chairman of Nuevo Energy Company ("Nuevo") since February 1994, prior to which he was President and Chief Operating Office of Nuevo since its formation in March 1990. He has been Senior Vice President of Energy Assets International Corporation ("EAIC") since January 1989. For ten years prior to joining EAIC, Mr. Gerry was active as an independent investor concentrating on energy investments. He currently serves on the Board of Directors of Nuevo Energy Company, a position he has held since 1990, and Earth Satellite Corporation and as a Trustee of Texas Children's Hospital.

  Walter W. Grist - Mr. Grist has been with BBH&Co. for over 30 years. Mr. Grist is one of several managers of the 1818 Funds, private equity investing partnerships with committed capital exceeding $1 billion. Mr. Grist received his B.S. degree is Business Administration at New York University in 1965. Mr. Grist is a director of Computerized Medical Systems.

  Mr. Nielsen is a Canadian citizen. All other officers and directors (including the Nominees) of the Company are United States citizens.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they filed with the Commission.

  To the Company's knowledge and except as otherwise set forth below, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, the Company's officers, directors and greater than ten percent stockholders had complied with all Section 16(a) filing requirements. Mr. Nielsen filed one report on Form 5 pertaining to an acquisition of the Company's Common Stock, the report of which was filed late.

INFORMATION CONCERNING THE OPERATION OF THE BOARD OF DIRECTORS

  The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a quarterly basis to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors may also hold special meetings when an important matter requires Board action between regularly scheduled meetings. Directors are not compensated for service on the Board of Directors or any committee thereof. During 1999, the Board of Directors of the Company met formally five (5) times and executed no unanimous consents. All directors attended at least 75% of the total number of meetings of the Board of Directors.

  In order to facilitate the various functions of the Board of Directors, the Board of Directors has created an Audit Committee comprised of Mr. Nielsen Mr. Grist. The Audit Committee (i) reviews with the Company's independent auditors the scope of the annual audit, (ii) reviews the independent auditors' management letter and (iii) meets with the Company's internal auditors. Also the Board created a Compensation Committee comprised of T. Michael Long and Lawrence C. Tucker, both of whom are non-employee directors. The Compensation Committee establishes and approves the terms of employment of executive officers and reviews and approves management's recommendations concerning compensation of certain other employees. During 1999, the Audit Committee held one meeting and the Compensation Committee held one meeting. All directors who were members of a committee of the Board of Directors were present at every committee meeting. The Company does not have a nominating committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On April 21, 1998 VAALCO consummated the acquisition of 1818 Oil Corp. in exchange for 10,000 shares of Convertible Preferred Stock, Series A. The Preferred Stock is convertible into 27.5 million shares of VAALCO, $0.10 par value per share, Common Stock. The assets of 1818 Oil Corp. at closing consisted of a 7.5% limited partnership interest in Hunt Overseas Exploration Company, L.P. ("Hunt") with book value of $2.8 million and $12.6 million in cash. The $12.6 million of cash, which 1818 Oil Corp. had at the time of the acquisition, was pledged as cash collateral to secure a letter of credit payable to Hunt for cash calls associated with the partnership.

     Under the partnership agreement with Hunt, at December 31, 1999 the Company was obligated to contribute an estimated $1.9 million to fund its share of the exploration costs of Hunt, $1.7 million of which was subsequently funded as of the date of this filing. In addition, if Hunt discovers oil or gas deposits, the Company may be required to contribute an additional $7.5 million to fund appraisal costs. The partnership has no further call on funds from VAALCO beyond these two described obligations, and may only call the $7.5 million in the event of an oil discovery. As of December 31, 1999 VAALCO had $10.0 million in cash ($8.3 million as of the date of this proxy statement) in an escrow account to fund its obligations under the partnership agreement, which includes $0.6 million of interest earned on the funds since they were placed in escrow, which is not pledged to the partnership. In the event any of the funds are not called upon at dissolution of the partnership, the amounts in escrow will be reclassified from funds in escrow to cash.

     In connection with the acquisition of 1818 Oil Corp., the Company issued to the Fund Common Stock and Preferred Stock which votes as a class with the Common Stock on an as converted basis, representing approximately 65% of the outstanding voting power of the Company on an as converted basis (excluding options and warrants). In addition, the terms of the Preferred Stock acquired by the Fund provide that while the Preferred Stock is outstanding, the holders of Preferred Stock voting together as a class are entitled to elect three directors of the Company. Messrs. Grist, Long and Tucker were appointed to the Board of Directors as the Fund's nominees.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth all compensation, for each executive officer of the Company, including salaries, fees, bonuses and deferred compensation, paid or accrued for the account of such persons for services rendered in all capacities during the three-year period ended December 31, 1999. The Company does not maintain any pension plans for the persons named below or any other employees of the Company domiciled in the United States.

                                                                                           LONG TERM COMPENSATION
                                          --------------------------------------    -----------------------------------
                                                   ANNUAL COMPENSATION                         AWARDS            PAYOUTS
                                          ---------------------------------------    -------------------------   -------
                                                                           OTHER
                                                                           ANNUAL                   SECURITIES           ALL OTHER
           NAME AND                                                       COMPEN-    RESTRICTED     UNDERLYING    LTIP     COMPEN-
      PRINCIPAL POSITION            YEAR        SALARY          BONUS     SATION     STOCK AWARDS   OPTIONS (#)  PAYOUTS   SATION
--------------------------------    ----      ---------       ---------   -------     --------     -----------   -------  -------
Robert L. Gerry III...........      1999      $  225,000       $40,000        0            0            0             0        0
 Chief Executive Officer            1998         225,000          0           0            0            0             0        0
 Chairman of the Board              1997          97,780  (1)     0           0            0         1,000,000 (2)    0        0

Virgil A. Walston, Jr.........      1999      $  188,000          0           0            0            0             0        0
 Chief Operating Officer            1998         210,000          0           0            0            0             0        0
 and Vice Chairman of               1997         143,500          0           0            0            0             0        0
 the Board

W. Russell Scheirman..........      1999      $  160,000       $30,000        0          0              0             0        0
 President and                      1998         160,000        10,000        0          0              0             0        0
 Chief Financial Officer            1997         160,000          0           0          0              0             0        0
----------------------------------------

(1) Mr. Gerry was appointed Chairman of the Board and Chief Executive Officer of the Company effective August 1, 1997.

(2) The options to purchase Common Stock have an exercise price of $0.625 per share and are fully vested.

OPTION/SAR GRANTS IN 1999

     No option grants or SAR grants were awarded to any executive officer during 1999.

AGGREGATED OPTION/SAR EXERCISES IN 1998 AND OPTION/SAR VALUES AT DECEMBER 31,
1999

     The following table sets forth as of December 31, 1999, certain information concerning options to purchase Common Stock and SARs granted to the executive officers named in the Summary Compensation Table. No stock options or SARs were exercised by such persons in 1999.


                                                                                 NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                                 UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                                                      OPTIONS/SARs                OPTIONS/SARs (1)
                                                                         -----------------------------------------------------------
                                  SHARES ACQUIRED                                     EXERCISABLE/                 EXERCISABLE/
NAME                              ON EXERCISE (#)       VALUE REALIZED ($)           UNEXERCISABLE                UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------------------

Robert L. Gerry III.........          --                     --                        1,000,000/--                $      0/--
Virgil A. Walston, Jr.......          --                     --                            --/--                        --/--
W. Russell Scheirman........                                                           1,050,000/--  (2)           $137,500/--
                                                                                          50,000/--  (3)
-------------------------------

(1)  Based on a stock price of $0.625 per share at December 31, 1999.
(2) Represents options to purchase Common Stock. Includes 25,000 options that expired on March 14, 2000.
(3) Represents stock appreciation rights. Includes 25,000 stock appreciation rights that expired on March 14, 2000.

LONG-TERM INCENTIVE PLANS

      At this time, the Company has no long-term incentive plans.

                                    ITEM 2.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche has been selected by the Company as its principal independent public accountants for the Company's fiscal year ending December 31, 2000, and served in such capacity for the Company's fiscal year ended December 31, 1999. The Board recommends that the stockholders vote FOR the ratification of the appointment by the Board of Directors of Deloitte & Touche to serve as the Company's principal independent auditors for the fiscal year ending December 31, 2000. Unless otherwise indicated, all properly executed proxies received by management will be voted for such ratification at the Meeting.

      Representatives of Deloitte & Touche are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions. If the stockholders do not ratify the selection of this firm, the Board of Directors will consider the selection of another firm of independent certified public accountants in the following year.

                STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

      Any proposals of holders of Common Stock intended to be presented at the annual meeting of stockholders of the Company to be held in 2001 must be received by the Company at its principal executive offices, 4600 Post Oak Place, Suite 309, Houston, Texas 77027, no later than December 29, 2000, in order to be included in the proxy statement and form of proxy relating to that meeting. If the date of the 2001 annual meeting of stockholders is changed by more than 30 days from the date of the 2000 annual meeting of stockholders, the deadline for submitting proposals is a reasonable time before the Company begins to print and mail its proxy materials for its 2001 annual meeting of stockholders.

      The persons named in the Company's form of proxy for the 2001 annual meeting of stockholders will have discretionary authority to vote any proxies they hold at such meeting on any matter for which the Company does not receive timely notice by March 14, 2001, unless the Company changes the date of its 2001 annual meeting of stockholders by more than 30 days from the date of the 2000 annual meeting of stockholders, in which case the Company will be able to exercise discretionary authority if notice of the matter has not been received in a reasonable time before the Company mails its proxy materials for the 2001 annual meeting of stockholders.

      If the date of the 2001 annual meeting of stockholders is advanced or delayed by more than 30 calendar days from the date of the 2000 annual meeting of stockholders, the Company shall, in a timely manner, inform stockholders of such change, by including a notice under Item 5 in its earliest possible quarterly report on Form 10-QSB. The notice will include the new deadline for submitting proposals to be included in the Company's proxy statement and the new date for determining whether the Company may exercise discretionary voting authority because it has not received timely notice of a matter.

      In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals by certified mail, return receipt requested.

                                 OTHER MATTERS

      The management of the Company knows of no other matters which may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

      All costs incurred in the solicitation of proxies will be paid by the Company. In addition to solicitation by use of the mails, certain officers or employees of the Company may solicit the return of proxies by telephone, telegram or personal interview. Arrangements may be made with brokerage firms or other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners of the voting securities of the Company.

      The Company will provide without charge to any stockholder as of the Record Date a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, upon written or oral request to the Investor Relations Department, VAALCO Energy, Inc., 4600 Post Oak Place, Suite 309, Houston, Texas 77027, telephone (713) 628-0801.

                                   By Order of the Board of Directors,

                                   /s/ Gayla M. Cutrer
                                   -----------------------------
                                   Gayla M. Cutrer
                                   Secretary

April 28, 2000

     PROXY FOR HOLDERS OF COMMON STOCK

                             VAALCO ENERGY, INC.


            4600 Post Oak Place, Suite 309, Houston, Texas  77027

This Proxy is solicited by the Board of Directors of VAALCO Energy, Inc. (the "Company") for the Annual Meeting of Stockholders on June 7, 2000.

The undersigned hereby constitutes and appoints Robert L. Gerry III and
W. Russell Scheirman, or either of them, with full power of substitution and revocation to each, the true and lawful attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of VAALCO Energy, Inc. to be held on June 7, 2000, at 10:00 a.m., Houston time, at the headquarters of the Company at 4600 Post Oak Place, Suite 309, Houston, Texas 77027 or any adjournments thereof (the "Annual Meeting") and to vote the shares of Common Stock of the Company, $.10 par value per share ("Shares") standing in the name of the undersigned on the books of the Company on the record date for the Annual Meeting, with all powers the undersigned would possess if personally present at the Annual Meeting:

The undersigned hereby acknowledges previous receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby revokes any proxy or proxies heretofore given by the undersigned.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED.

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


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AND FOR THE FOREGOING PROPOSALS AND IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR SAID NOMINEES AND PROPOSALS.

                                         Please mark
                                        your votes as  [X]
                                         indicated in
                                         this example

1. PROPOSAL TO ELECT AS DIRECTOR of the Company one nominee for the Class II position for a three-year term. Director will hold office for the stated term or until their successors are elected and shall qualify. Nominee: Class II:
   Virgil A. Walston, Jr. In addition to the nominee listed herein, the holders of Preferred Stock, Series A, will be voting as a class for the election of one Class II director. This will result in a total of two directors being elected to the Board of Directors.

FOR nominee     WITHHOLD authority only     WITHHOLD authority
              for those nominee(s) whose     for ALL nominees
             names I have written at right

  [_]                   [_]                       [_]

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE as the independent auditors of the Company for the fiscal year ending December 31, 2000:

                FOR             AGAINST          ABSTAIN
                [_]               [_]              [_]

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

                                Date_____________________________, 2000

                                _______________________________________
                                Stockholder's Signature

                                _______________________________________
                                Stockholder's Signature

                                Signature should agree with name printed herein. If Shares are held in name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.


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